Exhibit 10.63

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00069332.0

AMENDMENT

Date of Amendment: April 9, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.

Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Mexican domiciled stock or security exchanges (herein referred to as the “Mexican Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Mexican securities law. All other terms and restrictions contained in Exhibit B shall apply to the Mexican Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Mexican Listed Funds may only be based on the following Indexes:

MSCI Australia Index

MSCI Brazil Index

MSCI Brazil Small Cap Index

MSCI BRIC Index

MSCI Canada Index

MSCI China Small Cap Index

MSCI Emerging Markets (“EM”) Index

***********

MSCI Hong Kong Index

MSCI Japan Index

MSCI Malaysia Index

MSCI Pacific ex Japan Index

***********

***********

MSCI Taiwan Index

MSCI USA Index

MSCI Korea Index

MSCI All Country World Index (“ACWI”)

***********

MSCI EM Minimum Volatility Index

MSCI EAFE Minimum Volatility Index

MSCI ACWI Minimum Volatility Index

MSCI USA Minimum Volatility Index

MSCI Singapore Index

MSCI Ireland Capped Investable Market Index (“IMI”)

***********

MSCI New Zealand IMI

MSCI Philippines IMI

MSCI Poland IMI

***********

MSCI Chile IMI

MSCI EMU Index

MSCI Germany Index

***********

***********

MSCI Europe Australasia

and the Far East Index (“EAFE”)

***********

***********

MSCI France Index

***********

MSCI Italy Index

MSCI Spain Index

MSCI Switzerland Index

MSCI UK Index

***********

***********

MSCI ex USA Index

***********

***********

***********

***********

***********

***********

***********

***********

MSCI Belgium IMI

***********

***********

***********

***********

***********

***********

MSCI EAFE Small Cap Index

***********

***********

***********

***********

***********

***********

***********

***********

MSCI Israel Capped IMI

MSCI Netherlands IMI

***********

MSCI Sweden Index

MSCI Thailand IMI

MSCI Turkey IMI

***********

***********

***********

***********

***********

***********

***********

***********

***********

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Mexican Listed Funds. For clarity, there shall be *********** for the Mexican Listed Funds as *********** the Mexican Listed Funds shall be *********** for purposes of calculating license fees.

2.

Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Chilean domiciled stock or security exchanges (herein referred to as the “Chilean Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Chilean securities law. All other terms and restrictions contained in Exhibit B shall apply to the Chilean Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Chilean Listed Funds may only be based on the following Indexes:

MSCI Canada Index

***********

MSCI Malaysia Index

***********

MSCI South Africa Index

***********

MSCI Korea Index

MSCI ACWI

***********

***********

***********

***********

***********

MSCI Ireland Capped IMI

***********

***********

***********

***********

***********

***********

MSCI France Index

***********

MSCI Italy Index

MSCI Spain Index

MSCI Switzerland Index

***********

***********

***********

***********

***********

***********

***********

MSCI Poland IMI

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

MSCI Indonesia IMI

MSCI Israel Index

MSCI Israel Capped IMI

***********

***********

***********

***********

MSCI Turkey IMI

***********

***********

***********

***********

***********

***********

***********

***********

***********

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Chilean Listed Funds. For clarity, there shall be *********** for the Chilean Listed Funds as *********** the Chilean Listed Funds shall be *********** for purposes of calculating license fees.

3.

Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Peruvian domiciled stock or security exchanges (herein referred to as the “Peruvian Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Peruvian securities law. All other terms and restrictions contained in Exhibit B shall apply to the Peruvian Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Peruvian Listed Funds may only be based on the following Indexes:

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Peruvian Listed Funds. For clarity, there shall be *********** for the Peruvian Listed Funds as *********** the Peruvian Listed Funds shall be *********** for purposes of calculating license fees.

4.

Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Colombian domiciled stock or security exchanges (herein referred to as the “Colombian Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Colombian securities law. All other terms and restrictions contained in Exhibit B shall apply to the Colombian Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Colombian Listed Funds may only be based on the following Indexes:

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

***********

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Colombian Listed Funds. For clarity, there shall be *********** for the Colombian Listed Funds as *********** the Colombian Listed Funds shall be *********** for purposes of calculating license fees.

5.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

6.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.	MSCI INC.
By /s/ Timothy M. Meyer	By /s/ David Kinzelberg
Name Timothy M. Meyer	Name David Kinzelberg
(printed)	(printed)
Title M. Director	Title Executive Director
LICENSEE: BlackRock Institutional Trust Company, N.A.
By /s/ Jenni A. Lee
Name Jenni A. Lee
(printed) Title Director